UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.      )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

CITIGROUP INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

CITIGROUP INC. P.O. BOX 990041 HARTFORD, CT 06199-0041

VOTE BY INTERNET – www.proxyvoting.com/citj

Use the Internet to transmit your voting instructions up until 0:00 A.M. Japan Standard Time on April 22, 2008 (11A.M. Eastern Standard Time on April 21, 2008). Have your proxy card in hand when you access the web site and follow the instructions to vote for or against or abstain from each proposal.

(The shareholder number printed below your address on the left will serve as your access code in order to exercise your vote by Internet.)

VOTE BY MAIL

Vote for or against or abstain from each proposal, sign and date your proxy card and return it in the postage-paid envelope we have provided to Mitsubishi UFJ Trust and Banking Corporation (votes must be received by April 18, 2008 in Japan).

Note: Please note that you do not have to return this proxy card if you are exercising your vote by Internet.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	CITIG1	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

CITIGROUP INC.	THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

The Board of Directors recommends a vote
FOR Proposals 1 and 2.			For	Against	Abstain				For	Against	Abstain
1.	Proposal to elect 14 directors
	1a.	C. Michael Armstrong	☐	☐	☐		1i.	Vikram Pandit	☐	☐	☐

	1b.	Alain J.P. Belda	☐	☐	☐		1j.	Richard D. Parsons	☐	☐	☐

	1c.	Sir Winfried Bischoff	☐	☐	☐		1k.	Judith Rodin	☐	☐	☐

	1d.	Kenneth T. Derr	☐	☐	☐		1l.	Robert E. Rubin	☐	☐	☐

	1e.	John M. Deutch	☐	☐	☐		1m.	Robert L. Ryan	☐	☐	☐

	1f.	Roberto Hernández Ramirez	☐	☐	☐		1n.	Franklin A. Thomas	☐	☐	☐

	1g.	Andrew N. Liveris	☐	☐	☐	2.	Proposal to ratify the selection of KPMG LLP as Citigroup’s independent registered public accounting firm for 2008.		☐	☐	☐
	1h.	Anne Mulcahy	☐	☐	☐

The Board of Directors recommends a vote AGAINST Proposals 3 through 12.		For	Against	Abstain			For	Against	Abstain

3.	Stockholder proposal requesting a report on prior governmental service of certain individuals.	☐	☐	☐	8.	Stockholder proposal requesting the adoption of certain employment principles for executive officers.	☐	☐	☐

4.	Stockholder proposal requesting a report on political contributions.	☐	☐	☐	9.	Stockholder proposal requesting that Citi amend its GHG emissions policies.	☐	☐	☐

5.	Stockholder proposal requesting that executive compensation be limited to 100 times the average compensation paid to worldwide employees.	☐	☐	☐	10.	Stockholder proposal requesting a report on how investment policies address or could address human rights issues.	☐	☐	☐

6.	Stockholder proposal requesting that two candidates be nominated for each board position.	☐	☐	☐	11.	Stockholder proposal requesting an independent board chairman.	☐	☐	☐

7.	Stockholder proposal requesting a report on the Equator Principles.	☐	☐	☐	12.	Stockholder proposal requesting an advisory vote to ratify executive compensation.	☐	☐	☐

	Yes	No
Please indicate if you would like to keep your vote confidential under the current policy	☐	☐

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

ADMISSION TICKET

2008 Annual Meeting of Stockholders

April 22, 2008 at 10:00 a.m. at

The Hilton New York, 1335 Avenue of the Americas, New York, New York

The entrance to the Hilton is on Avenue of the Americas (6th Ave.) between West 53rd Street and West 54th Street.

You should present this admission ticket in order to gain admittance to the meeting. This ticket admits only the stockholder(s) listed on the reverse side and is not transferable. Each stockholder may be asked to present valid picture identification, such as a driver’s license. Cameras, recording devices and other electronic devices will not be permitted at the meeting.

If you submit your proxy by Internet, do not return your proxy card.

Thank you for your proxy submission.

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CITIGROUP INC.
Proxy Solicited on Behalf of the Board of Directors
of Citigroup Inc. for the Annual Meeting, April 22, 2008

The undersigned hereby constitutes and appoints Sir Winfried Bischoff, Vikram Pandit and Michael S. Helfer, and each of them his or her true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Stockholders of Citigroup Inc. (“Citigroup”) to be held at the Hilton New York, 1335 Avenue of the Americas, New York, New York, on Tuesday, April 22, 2008, at 10:00 a.m. local time and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

If shares of Citigroup Common Stock are issued to or held for the account of the undersigned under employee plans and voting rights attach to such shares (any of such plans, a “Voting Plan”), then the undersigned hereby directs the respective fiduciary of each applicable Voting Plan to vote all shares of Citigroup Common Stock in the undersigned’s name and/or account under such Plan in accordance with the instructions given herein, at the Annual Meeting and at any adjournments or postponements thereof, on all matters properly coming before the Annual Meeting, including but not limited to the matters set forth on the reverse side.

You are encouraged to specify your choices by marking the appropriate boxes, SEE REVERSE SIDE, but you need not mark any boxes if you wish to vote in accordance with the Board of Directors’ recommendations. Your proxy cannot be voted unless you sign, date and return this card or follow the instructions for Internet voting set forth on the reverse side.

This proxy, when properly executed, will be voted in the manner directed herein. If no direction is made, this proxy will be voted FOR Proposals 1 and 2 and AGAINST Proposals 3-12 and will be voted in the discretion of the proxies (or, in the case of a Voting Plan, will be voted in the discretion of the plan trustee or administrator) upon such other matters as may properly come before the Annual Meeting.

The signer(s) hereby acknowledge(s) receipt of the Notice of Annual Meeting of Stockholders and accompanying Proxy Statement. The signer(s) hereby revoke(s) all proxies heretofore given by the signer(s) to vote at said Annual Meeting and any adjournments or postponements thereof. NOTE: Please sign exactly as name appears herein. Joint owners should each sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.

IF NO BOXES ARE MARKED, THIS PROXY WILL BE VOTED IN THE MANNER DESCRIBED ABOVE.
CONTINUED AND TO BE SIGNED ON REVERSE SIDE